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                                                                 EXHIBIT 10.50.1

                           FIRST AMENDMENT TO LEASE


I.   PARTIES AND DATE.

     This First Amendment to Lease (the "Amendment") dated March 1, 2000, is by and between MACARTHUR ENTERPRISES, a General Partnership ("Lessor"), and APPLIED DATA COMMUNICATION, Inc., a Delaware Corporation ("Lessee").

II.  RECITALS.

     On May 22, 1997, Lessor and Lessee entered into a lease ("Lease") for space in a building located at 3324 Susan Street, Santa Ana, California ("Premises").

     Lessor and Lessee each desire to modify the Lease to extend the Term, adjust the Base Rent, and make such other modifications as are set forth in III. "MODIFICATIONS" next below.

III. MODIFICATIONS.

     A.  Basic Provisions.  The Basic Provisions are hereby amended as follows:

         1. Item 1.3 is hereby amended as to the "Expiration Date" which is now June 30, 2003.

         2.  Item 1.5 and 49 are hereby amended by adding the following:

             "Base Rent: Commencing July 1, 2000, the Basic Rent shall be Nine Thousand Three Hundred Sixty Dollars ($9,360.00) per month, based on $0.65 per rentable square foot

             Commencing July 1, 2001, the Basic Rent shall be Nine Thousand Six Hundred Forty Eight Dollars per month ($9,648.00) based on the $0.67 per rentable square foot.

             Commencing July 1, 2002, the Basic Rent shall be Nine Thousand Nine Hundred Thirty-Six Dollars ($9,936.00) per month, based on $0.69 per rentable square foot."

         3. Item 1.7 is hereby amended to Nine Thousand Nine Hundred Thirty-Six Dollars ($9,936.00) (following the rent credits set forth in Section III(B) of this Amendment)"

     B. Reduction in Security Deposit/Rent Credit. Lessor has returned to Lessee, a portion of the Security Deposit held by Lessor, in the form of credits against Base Rent applied to the 13th month of the Term ($7,500.00) and applied to the 25th month of the Term ($7,900.00).

Additionally, Lessor shall credit $5,700.00 toward Base Rent for June 2000, provided a) Lessee is not materially in default from the date of the First Amendment and b) Lessee has paid base rent on or before the date due from the date of this First Amendment through June 1, 2000.

     C. Acceptance of Premises. Lessee acknowledges that the lease of the Premises pursuant to this Amendment shall be in an "as-is" basis without further obligation on Lessor's part as to improvements whatsoever. Items 50. "Early Occupancy" and 51. "Lessee Improvements" are hereby deleted.

     D.  Item 53.  "Option to Extend Term" is deleted in its entirety.

IV.  GENERAL.

     A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

     B. Entire Agreement. This Amendment embodies the entire understanding between Lessor and Lessee with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Lessor and Lessee.


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     B.  Entire Agreement.  This Amendment embodies the entire understanding between Lessor and Lessee with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Lessor and Lessee.

     C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

     D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

     E. Corporate and Partnership Authority. If Lessee is a corporation or partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     F. Attorneys' Fees. The provisions of the Lease respecting payment of attorneys' fees shall also apply to this Amendment.

V.   EXECUTION.

     Lessor and Lessee executed this Amendment on the date as set forth in "I. PARTIES AND DATE." above.


LESSOR:                                      LESSEE:

MacArthur Enterprise, a General Partnership         APPLIED DATA COMMUNICATIONS,
Inc.                                                a Delaware corporation



By /s/ Thomas A. Greubel                            By /s/ Walter J. Kane
Thomas A. Greubel                                   Walter J. Kane
Managing General Partner                            President


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